UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2007

TechnoConcepts, Inc.
(Exact name of registrant as specified in charter)

Colorado	000-12382	84-1605055
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6060 Sepulveda Blvd., Suite 202
Van Nuys, CA 91411
(Address of principal executive offices) (Zip Code)

(818) 988-3364
Registrant’s telephone number, including area code

Not Applicable
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Entry Into Securities Exchange Agreements for Exchange of the Company’s 8% Subordinated Secured Promissory Notes

TechnoConcepts, Inc., a Colorado corporation (the “Company”) has entered into securities exchange agreements, dated as of February 21, 2007, with certain holders of its 8% subordinated secured promissory notes, issued and sold under the terms of a series of note purchase agreements (the “Notes”), under which the Company has issued shares of the Company’s common stock, no par value (the “Common Stock”) and warrants to purchase shares of Common Stock, in consideration for such holders’ surrender of their Notes, as well as the release of the Company from its obligation to pay a portion of the aggregate accrued and unpaid interest on such Notes.

The Company originally issued Notes in the aggregate principal amount of $12,337,523. The aggregate principal amount of the Notes surrendered under the terms of the securities exchange agreements was $8,821,081.

The following is a summary description of certain of the terms of the securities exchange agreements and the letter agreement supplementing such agreements, as well as the warrants issued under the securities exchange agreements. It does not purport to be a complete description of such instruments. This description is qualified in its entirety by the terms of the securities exchange agreements, the letter agreement supplementing such agreements, and the form of warrant (and additional warrants), each of which has been filed as an exhibit to this Current report on Form 8-K.

The Exchange

Under the terms of the securities exchange agreements, the Company has issued to the applicable Note holder a certificate for the number of shares of Common Stock equal to the “Exchange Amount” divided by $1.50. The “Exchange Amount” is defined as the amount of the aggregate principal, and accrued and unpaid interest, of and with respect to the applicable Note. In addition, the Company will issue to the Note holder:

•	a five-year warrant exercisable for the number of shares of Common Stock equal to the Exchange Amount divided by $1.50, with an exercise price of $1.90 per share, subject to adjustment; and

•	a five-year warrant to purchase the number of shares of Common Stock equal to the Exchange Amount divided by $1.50. The exercise of the warrant shall be $2.75 per share, subject to adjustment.

Two holders of Notes who agreed to the exchange their Notes, in the aggregate principal amount of $5,364,539, were also collectively granted:

•	18-month warrant exercisable for 3,576,360 shares of Common Stock (i.e., the aggregate principal amount of such Notes divided by 1.5) at an exercise price of $2.10 per share, subject to adjustment;

•	five-year warrants exercisable for 3,576,360 shares of Common Stock at an exercise price of $2.50 per share, subject to adjustment; and

•	five-year warrants exercisable for 3,576,360 shares of Common Stock at an exercise price of $3.50 per share, subject to adjustment.

All of the above-described warrants are transferable, in whole or in part. Exercise of any such warrant is subject to certain beneficial ownership limitations. Specifically, the warrants provide that a holder will not have the right to exercise any portion of a warrant if, after giving effect to the exercise, such holder (together with the holder’s affiliates and any other person or entity acting as a group together with such holder or any of the holder’s affiliates) would beneficially own more than:

•
with respect to any holder who initial number of warrant shares is less than 1,000,000, 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of the warrant, provided, however, that a holder may elect to change this beneficial ownership limitation to 9.99%; and

•
with respect to any holder who initial number of warrant shares is 1,000,000 or greater, 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of the warrant.

The principal and all accrued interest under the Notes surrendered were, by their terms, to become due and payable upon demand by the holders thereof at any time after the earlier of (i) one year from the date of settlement of the applicable Note issuance transaction, or (ii) the sale of the Company or sale of substantially all of the Company’s assets. The dates of settlement of the Note issuance transactions with respect to the Notes surrendered ranged from May 2006 through December 2006.

In conjunction with the issuance of the Notes, the Company also issued to each investor in the Notes a five-year warrant to purchase the number of shares of Common Stock equal to the original principal amount of such investor’s Note, at an exercise price of $1.00 per share (subject to adjustment). Holders of Notes surrendered to the Company under the terms of the securities purchase agreements did not surrender such warrants, which remain outstanding.

Exemption from Registration Under the Securities Act of 1933, as Amended, Claimed

Each of the securities exchange agreements includes a representation and warranty by the applicable holder of the Note(s) surrendered and exchanged that the Note holder is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended. The Company has relied on the exemption from registration provided by Sections 3(a)(9) and 4(2) under the Securities Act of 1933, as amended, and Regulation D, Rule 506, promulgated thereunder.

Registration Rights

Under the terms of a letter agreement, effective as of February 21, 2007, that supplements the securities exchange agreements, the Company has agreed to include all of the shares of Common Stock issued to each of the Note holders thereunder, as well as all of the shares of Common Stock issuable upon exercise of the warrants issued to each of the Note holders, in the registration statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, under the terms of the securities purchase agreements the Company has entered into with various institutional and individual investors who invested in certain of the Company’s securities, such investment being the subject of a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 27, 2007. The letter agreement provides that, in the event that the Company is not allowed by the Securities and Exchange Commission to register all of such shares, the Company shall include the maximum number of shares allowed in that registration statement, with the remaining shares to be included in subsequent registrations by the Company, in each case up to the maximum allowed in each such registration.

The form of the additional warrants issued to the two holders of Notes who agreed to the exchange their Notes, in the aggregate principal amount of $5,364,539, provide for the following:

•
If, at any time after one year from the date of grant of the warrant, there is no effective registration statement registering the resale of the shares of Common Stock underlying the warrant by the holder, the warrant may be exercised by means of a “cashless exercise” (i.e., the holder may exchange the warrant, in whole or in part, for shares of Common Stock), with the number of shares to be issued in such exchange determined according to the following formula:

X = Y(A-B) A

Where X =	the number of warrant shares to be issued to the holder

Y =
the number of warrant shares for which the warrant is being exercised (which shall include both the number of warrant shares issued to the holder and the number of warrant shares subject to the portion of the warrant being exchanged in payment of the warrant price)

A =	the closing bid price of the Common Stock on the trading day immediately preceding the exchange date; and

B =	the warrant price then in effect

Modification of the Terms of Certain of the Company’s 8% Convertible Subordinated Promissory Notes

The Company has entered into first amendments, dated effective as of February 21, 2007, to its 8% convertible subordinated promissory notes with certain holders of such notes, in the aggregate principal amount of $658,497, including $58,497 for a note to a related party. The Company originally issued its 8% convertible subordinated promissory notes, in the aggregate principal amount of $1,008,497, over a period beginning in October 2005 and ending in April 2006, in accordance with the terms of note purchase agreements between the Company and the investors in the notes. Those notes for which the holders thereof did not enter into an amendment continue to be governed by the original terms of the notes.

The first amendments have the effect of:

•
extending the maturity dates upon which the principal and all accrued interest under the notes will be due and payable upon demand of the holder thereof, where the maturity dates ranged from October 2006 to April 2007 and are now extended to July 31, 2007; and

•	increasing the interest rate of such notes from 8% to 9% per annum, effective as of the date of the amendments.

The form of the note purchase agreement, the form of the notes and the first amendment to the notes entered into with certain holders thereof have been filed as exhibits to this Current report on Form 8-K

Item 3.02 Unregistered Sales of Equity Securities

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1
Form of warrant to purchase shares of common stock of TechnoConcepts, Inc. issued to holders of the 8% subordinated secured promissory notes who surrendered such notes under the terms of Securities Exchange Agreements

4.2	Form of 8% subordinated convertible promissory note issued under the terms of note purchase agreements entered into by TechnoConcepts, Inc. and investors in such notes

4.3
Form of First Amendment to Note, dated effective as of February 21, 2007, between TechnoConcepts, Inc. and certain holders of its 8% subordinated convertible promissory notes, amending the terms of such notes

10.1	Form of Securities Exchange Agreement, by and between TechnoConcepts, Inc. and certain holders of the Company’s 8% subordinated secured promissory notes who agreed to surrender such notes in exchange for the issuance by TechnoConcepts, Inc. of shares of its common stock and warrants to purchase shares of such common stock.

10.2	Letter Agreement supplementing the Securities Exchange Agreements, providing for registration rights with respect to the shares of common stock of TechnoConcepts, Inc. and shares underlying warrants issued to holders of the Company’s 8% subordinated secured promissory notes who agreed to surrender the same under the terms of the Securities Exchange Agreement

10.3	Form of Note Purchase Agreement, between TechnoConcepts, Inc. and investors in its 8% subordinated convertible promissory notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnoConcepts, Inc.

Date: February 27, 2007	By:	/s/ Michael Handelman
Name: Michael Handelman
Title: Chief Financial Officer